Exhibit 10.16

ALLONGE

FOR VALUE RECEIVED, that certain Revolving Note, dated as of October 21, 2009, by OMEGA PROTEIN CORPORATION, a Nevada corporation, and OMEGA PROTEIN, INC., a Virginia corporation (collectively, “Borrowers”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”) in the principal amount of $35,000,000.00 or aggregate unpaid principal amount of all advances made by the Wells Fargo to the Borrowers to which this Allonge is attached, is hereby endorsed as follows:

Pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT (“Agent”) on behalf of itself and the financial institutions (collectively, “Lenders”) from time to time party to that certain Amended and Restated Loan Agreement dated as of March 21, 2012, by and among Borrowers, each party listed as a “Guarantor” on the signature pages thereto, Agent and Lenders, WITHOUT RECOURSE OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, STATUTORY, COMMON LAW, EQUITABLE OR OTHERWISE, and except as expressly provided in that certain Master Assignment Agreement dated as of March 21, 2012 between Wells Fargo and Agent, without representation or warranty.

Dated: March 21, 2012

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ John A. Kallina
John A. Kallina
Senior Vice President